EXHIBIT 32

Certification by the Principal Executive Officer and Principal Financial Officer Pursuant

to 18 U.S.C. Section 1350, as Adopted Pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PSB Financial, Inc., a Maryland corporation (the “Company”), does hereby certify that:

1.

The accompanying Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2026	/s/ Phillip K. Willett
Phillip K. Willett
President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)